EXHIBIT 21
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                           TSR, INC. AND SUBSIDIARIES
                   List of Subsidiaries to Report on Form 10-K
                         Fiscal Year Ended May 31, 2008





         Name                           State of Incorporation/Formation
       --------                      ----------------------------------------
TSR Consulting Services, Inc.                      New York
Logixtech Solutions, LLC                           Delaware